Exhibit 10.1

THIRD AMENDMENT
Dated as of August 30, 2012
to
AMENDED AND RESTATED INDENTURE
AND SERVICING AGREEMENT
Dated as of October 1, 2010
by and among
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer
and
WYNDHAM CONSUMER FINANCE, INC.,
as Servicer
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee
and
U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

THIRD AMENDMENT
to
AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT
THIS THIRD AMENDMENT dated as of August 30, 2012 (this “Amendment”) amends that AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT dated as of October 1, 2010, as amended by that First Amendment dated as of June 28, 2011 and that Second Amendment dated as of May 17, 2012 (the Amended and Restated Indenture and Servicing Agreement together with the First Amendment and the Second Amendment, the “Original Indenture”) and both this Amendment and the Original Indenture are by and among SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer, WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent.
RECITALS
WHEREAS, the Issuer, the Servicer, the Trustee and the Collateral Agent desire to amend the Original Indenture as provided herein.
WHEREAS, in accordance with (x) Section 15.1(b) of the Original Indenture, upon the Amendment Effective Date (as defined herein) the Required Facility Investors have consented to such amendment of the Original Indenture, (y) Section 15.1(g) of the Original Indenture, each Funding Agent and each Non-Conduit Committed Purchaser has consented to such amendment of the Original Indenture and (z) Section 15.16 of the Original Indenture, the Deal Agent has consented to such amendment of the Original Indenture.
WHEREAS, capitalized terms used in this Amendment and not otherwise defined herein or amended hereby shall have the meanings assigned to such terms in the Original Indenture.
NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders.
SECTION 1.Amendment to Original Indenture. The Original Indenture is hereby amended by deleting all references therein to “AAA Advance Rate” and replacing such references with “Advance Rate”.
SECTION 2.    Amendment of Definitions. The definition of each of the following terms (including the term “Advance Rate” which prior to giving effect to Section 1 above was “AAA Advance Rate”) contained in Section 1.1 of the Original Indenture is hereby amended and restated to read in its entirety as follows:
“Advance Rate” shall mean,
(i)    prior to but excluding the October 2010 Payment Date, 51%;

(ii)    as of the October 2010 Payment Date to but excluding June 28, 2011, 51.5%;
(iii)    as of June 28, 2011 to but excluding the August 2012 Amendment Effective Date, 52%; and

(iv)    as of the August 2012 Amendment Effective Date and thereafter 58%; provided, however, that if as of any Payment Date the Three Month Rolling Average Loss to Liquidation Ratio exceeds 16.5%, then on such Payment Date and thereafter the Advance Rate will equal 54%; provided further that on any subsequent Payment Date that is the third consecutive Payment Date for which the Three Month Rolling Average Loss to Liquidation Ratio is less than 16.0%, the Advance Rate will return to 58%.
“Borrowing Base Amortization Trigger Amount” shall mean (i) on any Payment Date during any Green Loan Advance Period, the sum of (x) the Borrowing Base on such date and (y) the Green Loan Deficiency Amount on such date, and (ii) on any other Payment Date, the Borrowing Base on such date; provided that on any Payment Date (x) with respect to which the Advance Rate on the immediately preceding Payment Date was 58% and (y) on which the Advance Rate is decreased pursuant to the proviso to clause (iv) of the definition thereof, the Borrowing Base Amortization Trigger Amount shall equal the Borrowing Base on such date calculated without giving effect to the decrease in the Advance Rate pursuant to such proviso in the definition of Advance Rate; provided further that if such Payment occurs during any Green Loan Advance Period, the Borrowing Base Amortization Trigger Amount shall equal the sum of (x) Borrowing Base on such date calculated without giving effect to the decrease in the Advance Rate pursuant to such proviso in the definition of Advance Rate and (y) the Green Loan Deficiency Amount on such date.
“Excess Concentration Amount” shall mean, on any date, an amount equal to the sum of (i) the Non-US Excess Amount, (ii) the Green Loans Excess Amount, (iii) the Delayed Completion Green Loans Excess Amount, (iv) the New Seller Excess Amount, (v) the Transition Period Excess Amount, (vi) the Large Loans Excess Amount, (vii) the State Concentration Excess Amount, (viii) the Documents in Transit Excess Amount, (ix) the Fixed Week Excess Amount, (x) the Extended Term Excess Amount, (xi) the Presidential Reserve Loan Excess Amount, (xii) the Non-WorldMark Loan Excess Amount, (xiii) the WorldMark Loan FICO Score 650 Excess Amount, (xiv) the WorldMark Loan FICO Score 700 Excess Amount, (xv) the WorldMark Loan FICO Score 750 Excess Amount, (xvi) the WorldMark Loan FICO Score 800 Excess Amount, (xvii) the Wyndham Loan FICO Score 650 Excess Amount, (xviii) the Wyndham Loan FICO Score 700 Excess Amount, (xix) the Wyndham Loan FICO Score 750 Excess Amount, (xx) the Wyndham Loan FICO Score 800 Excess Amount, and (xxi) the California Excess Amount.
“Hedge Agreement” shall mean the ISDA Master Agreement (including the schedule thereto and any annexes thereunder), dated August 29, 2012 between the Issuer and the Hedge Provider party thereto, and the confirmations thereunder, as such Hedge Agreement may be amended, modified, replaced or assigned.

“Maturity Date” shall mean the August 2030 Payment Date.

“Qualified Hedge Provider” shall mean, at any time, any entity which is a counterparty to the Hedge Agreement so long as such entity or its Guarantor has a long-term unsecured debt rating of at least A3 from Moody’s and A- from S&P and a short-term unsecured debt rating of at least P-2 from Moody’s and A-2 from S&P.

“Rating Agency” shall mean at any time any nationally recognized statistical rating organization then maintaining a rating on the Series 2008-A Notes at the request of the Issuer.

“Wyndham Loans” shall mean Pledged Loans other than WorldMark Loans.

SECTION 3.    Addition of Definitions. Section 1.1 of the Original Indenture is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:
“August 2012 Amendment Effective Date” shall mean August 30, 2012.
“Non-WorldMark Loan Excess Amount” shall mean, on any date, the amount by which (i) the sum of the Loan Balances on such date for all Wyndham Loans exceeds (ii) 70% of the Adjusted Loan Balance on such date.

SECTION 4.    Deletion of Definitions.
Section 1.1 of the Original Indenture is hereby amended by deleting in their entirety the definitions of the terms “Club Wyndham Access,” “First Amendment Effective Date,” “May 2012 Amendment Effective Date,” “Renewal Date,” “Third Amendment Effective Date,” “WAAM Loan,” “WAAM Loan Developer,” “WAAM Loan Developer Excess Amount,” “WAAM Loan Aggregate Excess Amount,” “WAAM Real Property Interest,” “WAAM Timeshare Property” and “WorldMark Loan Excess Amount.”
SECTION 5.    Amendment to Section 1.2. Section 1.2(a) of the Original Indenture is hereby amended by deleting the term “Third Amendment Effective Date” therein, and inserting “August 2012 Amendment Effective Date” in lieu thereof.
SECTION 6.     Amendment to Section 1.2. Section 1.2(d) of the Original Indenture is hereby amended by deleting such clause in its entirety and inserting the following in lieu thereof:
(d)    Any reference to a Rating Agency or to each Rating Agency shall only apply to a rating agency then rating the Series 2008-A Notes, and any reference to satisfaction of the Rating Agency Condition or to delivery of documents or other items to the Rating Agencies or to a Rating Agency shall only apply to a rating agency then rating the Series 2008-A Notes. Other than as set forth in Section 15.16, at any time when the Series 2008-A Notes are not rated by any Rating Agency all references in this Indenture to actions to be taken with respect to any Rating Agency or the Rating Agencies and/or the Rating Agency Condition shall be disregarded and shall be of no effect.
SECTION 7.     Amendment to Section 2.12. Section 2.12(a) of the Original Indenture is hereby amended by deleting the second sentence of such clause in its entirety and inserting the following in lieu thereof:
The maximum principal amount of the Series 2008-A Notes on and after the August 2012 Amendment Effective Date is and shall be $650,000,000, subject to any changes in the Facility Limit made in accordance herewith and with the Note Purchase Agreement.
SECTION 8.    Amendment to Section 2.16. Sections 2.16(a) of the Original Indenture is hereby amended and restated to read in its entirety as follows:
The Trustee shall pay all amounts paid to or deposited with it for payment (x) to any Purchaser Group to the account or accounts so specified by the related Funding Agent and (y) to any Non-Conduit Committed Purchaser to the account or accounts so specified by such Non-Conduit Committed Purchaser; provided that unless the Trustee has received other instructions from a Funding Agent or Non-Conduit Committed Purchaser, such account or accounts for each Purchaser Group or each Non-Conduit Committed Purchaser shall be deemed to be those indicated under “Account for Payment” (i) under such Purchaser’s signature to the Note Purchase Agreement as amended and supplemented from time to time and provided to the Trustee or (ii) if applicable, as provided in a Purchaser Assignment and Assumption Agreement and provided to the Trustee.

SECTION 9.    Amendment to Section 2.20. Section 2.20 of the Original Indenture is hereby amended by the addition of the following clause (e) at the end of such section:
(e)    The Issuer has not registered as an investment company under the Investment Company Act in reliance upon an exemption provided by Rule 3a-7 promulgated under the Investment Company Act. In order to satisfy the requirements of such Rule 3a-7 the Issuer shall be entitled to receive a certificate or other agreement in writing from each Conduit and from each Committed Purchaser to the effect that each such Conduit and each such Committed Purchaser is a QIB. In addition to all other transfer restrictions set forth in this Section 2.20 or any other provision of this Indenture or the Note Purchase Agreement, no Series 2008-A Notes or any interest therein may be transferred and the Trustee shall not register any transfer of a Series 2008-A Note or any interest therein unless the transferee has delivered to the Trustee and to the Issuer a certificate satisfactory to the Issuer to the effect that such transferee is a QIB.
SECTION 10.    Amendment to Section 4.8. Section 4.8 of the Original Indenture is hereby amended by deleting such section in its entirety and replacing it with the following in lieu thereof:
The Issuer agrees that if any Hedge Provider ceases to be a Qualified Hedge Provider, the Issuer shall have thirty (30) days (x) to cause such Hedge Provider to assign its obligations under the related Hedge Agreement to a new Qualified Hedge Provider (or such Hedge Provider shall have thirty (30) days to again become a Qualified Hedge Provider) or (y) to obtain a substitute Hedge Agreement in form and substance reasonably satisfactory to the Deal Agent together with the related Qualified Hedge Provider’s acknowledgment of the Grant by the Issuer to the Trustee of such Hedge Agreement.
SECTION 11.    Amendment to Section 10.1. Section 10.1(t) of the Original Indenture is hereby amended by deleting such section in its entirety and replacing it with the following in lieu thereof:
(t)    the Three Month Rolling Average Loss to Liquidation Ratio as calculated for any Payment Date exceeds 20.0%;
SECTION 12. Amendment to Section 11.1. Clause 5 of Section 11.1(a) of the Original Indenture is hereby amended by deleting such clause in its entirety and replacing it with the following in lieu thereof:

(5) if the Hedge Provider ceases to be a Qualified Hedge Provider, to comply with the requirements set forth in Section 4.8 within the time provided in such Section 4.8,

SECTION 13.    Amendment to Section 15.16. Section 15.16 of the Original Indenture is hereby amended by deleting such section in its entirety and replacing it with the following in lieu thereof:
It is agreed by the parties hereto that any action which, under the terms of this Indenture, is stated to be subject to the satisfaction of the Rating Agency Condition, such action shall, without regard to whether or not the satisfaction of the Rating Agency Condition is then actually required pursuant to Section 1.2(d), be subject to the condition that such action shall not be taken unless the Deal Agent has given its prior written consent to the action.
SECTION 14.    Amendment to Section 15.17. Section 15.17 of the Original Indenture is hereby amended by deleting such section in its entirety and inserting “[Reserved]” in lieu thereof.
SECTION 15. Amendment to Exhibit J. The form of Sale and Assignment Agreement contained in Exhibit J to the Original Indenture is hereby amended by deleting all references therein to “FICO score” and replacing each such reference with “FICO Score.”

SECTION 16.     No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Original Indenture are and shall remain in full force and effect.
SECTION 17.    Governing Law. This Amendment is governed by and shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
SECTION 18.    Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
SECTION 19.    Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
SECTION 20.     Effectiveness. This Amendment shall be effective upon the date (the “Amendment Effective Date”) that is the later of (i) the date hereof and (ii) the first date on which each of the following conditions precedent shall have been satisfied:
(a)    This Amendment shall have been executed and delivered by each of the parties hereto;
(b)    The Trustee shall have received the written consent of the Required Facility Investors, each Funding Agent, each Non-Conduit Committed Purchaser and the Deal Agent to this Amendment;
(c)    The Trustee shall have received any Opinions of Counsel required by the Trustee to be delivered to the Trustee; and
(d)    The Second Amendment to the Note Purchase Agreement, dated the date hereof (the “NPA Amendment”), shall have been executed and delivered by each party thereto.
SECTION 21.    Notes Principal Amount.    The Issuer hereby notifies the Trustee that on August 30, 2012 the Series 2008-A Notes shall represent the aggregate Notes Principal Amount of $160,993,922.33 and on such date the Series 2008-A Notes shall be registered to the Purchasers in accordance with a schedule and written instructions delivered to the Trustee by the Issuer. On and after such date the Trustee is authorized to authenticate and deliver new or replacement Series 2008-A notes to the Purchasers in accordance with such schedule and instructions received from the Issuer.

IN WITNESS WHEREOF, Issuer, the Servicer, the Trustee and the Collateral Agent have caused this Indenture to be duly executed by their respective officers as of the day and year first above written.

SIERRA TIMESHARE CONDUIT
RECEIVABLES FUNDING II, LLC,
as Issuer
By: /s/ Mark A. Johnson
Name: Mark A. Johnson
Title: President

WYNDHAM CONSUMER FINANCE INC.,
RECEIVABLES FUNDING II, LLC,
as Servicer
By: /s/ Mark A. Johnson
Name: Mark A. Johnson
Title: President

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee
By: /s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President

U.S. BANK NATIONAL ASSOCATION, as
as Collateral Agent
By: /s/ Tamara Schultz-Fugh
Name: Tamara Schultz-Fugh
Title: Vice President